UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 24, 2003



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.
                 _______________________________________________

           (Exact name of registrants as specified in their charters)



       Delaware                    001-11331                  43-1698480
       Delaware                    333-06693                  43-1742520
       Delaware                    000-50182                  43-1698481
       Delaware                    000-50183                  14-1866671
-----------------------     -----------------------     -----------------------
   (States or other             Commission file            (I.R.S. Employer
   jurisdictions of                numbers                Identification Nos.)
   incorporation or
    organization)





                   One Liberty Plaza, Liberty, Missouri 64068
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following material is furnished as an exhibit to this Current Report on Form 8-K.


Exhibit
Number     Description
-------    -----------
 99.3 Press release of Ferrellgas Partners, L.P. dated November 24, 2003, reporting its financial results for the first quarter ended
           October 31, 2003.

ITEM 9.  REGULATION FD DISCLOSURE
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On November 24, 2003, Ferrellgas Partners, L.P. issued a press release regarding its financial results for the first quarter ended October 31, 2003. A copy of this earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference and Materiality

The information, including the exhibit furnished herewith, in this Current Report on Form 8-K is being furnished to the SEC and is not to be deemed "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, the information in this Current Report is not to be incorporated by reference into any registration statement of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. or other filings of such entities made pursuant to the Exchange Act or the Securities Act, unless specifically identified as being incorporated therein by reference.

The furnishing of the information in this Current Report, including the exhibit furnished herewith, is not intended to, and does not, constitute a determination or admission by Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. as to the materiality or completeness of any such information that is required to be disclosed solely by Regulation FD of the Exchange Act.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FERRELLGAS PARTNERS, L.P.

                                          By Ferrellgas, Inc. (General Partner)


Date: November 24, 2003                   By  /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer



                                          FERRELLGAS PARTNERS FINANCE CORP.

Date: November 24, 2003
                                          By  /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer



                                          FERRELLGAS, L.P.

                                          By Ferrellgas, Inc. (General Partner)


Date: November 24, 2003                   By  /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer



                                          FERRELLGAS FINANCE CORP.

Date: November 24, 2003                   By  /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer